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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 1, 2013

TRW Automotive Holdings Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

001-31970 (Commission File Number)	81-0597059 (IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan (Address of Principal Executive Offices)	48150 (Zip Code)

(734) 855-2600
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

  (d)
  Exhibits

  23.1
  Consent of Ernst & Young LLP

  99.1
  Updates to TRW's 2012 Annual Report on Form 10-K:

Index to Exhibit 99.1		Page
Item 1.	Business	9
Item 7.	Management's Discussion and Analysis of Financial Condition and Results of Operations	23
Item 8.	Financial Statements and Supplementary Data	53

ITEM 8.01.    OTHER EVENTS

Strategic Initiatives—Assessment of Supply Agreement

        As discussed in our Quarterly Report on Form 10-Q for the quarter ended June 28, 2013 (the "Second Quarter Form 10-Q"), TRW Automotive Holdings Corp. ("TRW," the "Company" or "we") regularly evaluates its operations and customer agreements to ensure alignment with its strategic and risk mitigation objectives. As part of this process, we are presently evaluating a supply agreement (the "Agreement") entered into with a major customer pertaining to certain of our North American brake component and assembly operations, which are included within our Chassis Systems segment. Upon completion of our assessment of the benefits, costs and risks associated with this Agreement, we may decide prior to September 15, 2013 to issue a notice to effectuate a "termination," as permitted under the Agreement. If we exercise this right, our exit from this business may result unless we are able to reach acceptable terms for continued supply with the customer. Restructuring and asset impairment charges estimated to be $15 million could be incurred in the second half of 2013. In 2012, these operations had revenues and a net earnings before tax margin of approximately $700 million and 6.5%, respectively.

Retrospective Adjustment of Portions of the 2012 Annual Report

        Also, we are filing this Current Report on Form 8-K ("Form 8-K") to retrospectively adjust portions of the Company's Annual Report on Form 10-K for the year ended December 31, 2012, filed with the Securities and Exchange Commission ("SEC") on February 15, 2013 ("2012 Form 10-K"), to reflect the following:

  •
  the Company's adoption, effective January 1, 2013, of Accounting Standards Update ("ASU") No. 2011-11, "Disclosures about Offsetting Assets and Liabilities," and ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities."; and

  •
  the Company's change in composition of its business segments in accordance with Accounting Standards Codification 280, "Segment Reporting" ("ASC 280"), which change was effective as of January 1, 2013.

        ASU No. 2011-11 and ASU No. 2013-01 require enhanced disclosures that are intended to enable users of financial statements to evaluate the effect or potential effect of netting arrangements on an entity's financial position. These ASUs are effective, on a retrospective basis, for fiscal years, and interim periods within those years, beginning on or after January 1, 2013. The Company adopted these ASUs during the first quarter of 2013. The adoption of these ASUs had no impact on the Company's financial statements other than disclosures.

        Also effective January 1, 2013, the Company began to manage and report certain components that were previously within its Electronics segment as part of its Chassis Systems segment. As a result, these components were reclassified and are now included within the Company's Chassis Systems segment. ASC 280 requires an entity to restate prior period information when there are changes to its reportable segments, unless it is impracticable to do so.

        The Company began to report comparative results under its new segment structure, and began to include the disclosures required under ASU No. 2011-11 and ASU No. 2013-01 described above, effective with the filing of its Quarterly Report on Form 10-Q for the quarter ended March 29, 2013 (the "First Quarter Form 10-Q").

        The following Items of the 2012 Form 10-K are being revised retrospectively, as indicated:

  •
  Part I, Item 1, Business, is being revised to reflect the retrospective change in business segments.

  •
  Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations, is being revised to reflect the retrospective change in business segments.

  •
  Part II, Item 8, Financial Statements and Supplementary Data, is being revised as follows:

  •
  Note 19 within the 2012 Financial Statements has been revised to reflect the retrospective application of the change in business segments;

  •
  Note 2 and Note 11 have been revised to reflect the adoption of ASU No. 2011-11 and ASU No. 2013-01.

  •
  A new Note 22, Subsequent Events has been added to the 2012 Financial Statements to reflect the February 2013 issuance of $400 million in aggregate principal amount of 4.50% senior unsecured notes due 2021, and certain other matters that occurred after the filing of the 2012 Form 10-K, and cross-references to Note 22 were added in Note 12 Debt, Note 15 Capital Stock and Note 17 Related Party Transactions; and

  •
  Ernst & Young LLP ("E&Y"), the Company's independent registered public accounting firm, reissued its Report of Independent Registered Public Accounting Firm, which is included in place of the original report.

        Except for the information added in a new Note 22 to the 2012 Financial Statements, by making the changes to the foregoing listed Items reflected in Exhibit 99.1 of this Form 8-K, the Company has not updated the information contained in the 2012 Form 10-K to speak as of any date after the 2012 Form 10-K was filed on February 15, 2013, and this Form 8-K does not reflect any other events or developments that occurred after that date, and does not modify or update the disclosures therein in any way, except as described in the foregoing bullets. Without limiting the generality of the foregoing, except as described above, this filing does not purport to update Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations, contained in the 2012 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management after the 2012 Form 10-K was filed.

        The foregoing listed Items, as revised, are attached as Exhibit 99.1 to this Form 8-K. The description above is qualified in its entirety by reference to the full text of Exhibit 99.1 hereto which is incorporated herein by reference.

        The specific Items included in Exhibit 99.1 hereto, including the financial statements and notes thereto, supersede the corresponding Items included in TRW's 2012 Form 10-K. Other than as set forth in Exhibit 99.1, the 2012 Form 10-K remains unchanged. More current information is contained in the First Quarter Form 10-Q, the Second Quarter Form 10-Q, and other filings with the SEC.

        The information in this Form 8-K should be read in conjunction with the 2012 Form 10-K, the First Quarter Form 10-Q, the Second Quarter Form 10-Q, and other documents filed by the Company with the SEC subsequent to February 15, 2013, which contain important information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2012 Form 10-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

  (d)
  Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	Updates to TRW's 2012 Annual Report on Form 10-K:
Item 1. Business

Exhibit No.	Description
Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Item 8. Financial Statements and Supplementary Data
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.
Date: August 1, 2013	By:	/s/ JOSEPH S. CANTIE Joseph S. Cantie Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	Updates to TRW's 2012 Annual Report on Form 10-K:
Item 1. Business
Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Item 8. Financial Statements and Supplementary Data
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document